Other (Income) Expense, Net	12 Months Ended
Mar. 29, 2013
Other Income and Expenses [Abstract]
Other (Income) Expense, Net
Other (Income) Expense, Net

The components of other (income) expense, net for fiscal 2013, fiscal 2012, and fiscal 2011 are:

	Twelve Months Ended
(Amounts in millions)	March 29, 2013	March 30, 2012	April 1, 2011
Foreign currency loss (gain)	$17	$4	$(2)
Other gains	(42)	—	(9)
Total	$(25)	$4	$(11)

Foreign currency (gains) losses are due to the impact of movement in foreign currency exchange rates on the Company’s foreign currency denominated assets and liabilities, the related hedges including options to manage its exposure to economic risk, and the cost of the Company’s hedging program. The costs of the Company’s hedging program for fiscal years 2013, 2012, and 2011 were $5 million, $6 million and $4 million, respectively. For fiscal years 2013, 2012, and 2011, foreign currency (gains) losses due to movements of foreign currency exchange rates, primarily between the U.S. dollar and the Indian rupee, which impacted the market valuation of the Company's foreign currency options, were $10 million, $(6) million and $(1) million, respectively. In addition, the Company also realized losses of $2 million, $4 million and $(6) million in fiscal 2013, 2012, and 2011 from settled option contracts, respectively.

Other gains for fiscal 2013 primarily included a gain of $38 million related to the sale of Paxus, the Company's Australian staffing business. For fiscal 2011, the gains reflected disposal of certain minority investments.